Exhibit 10.1

                        FINANCIAL INDUSTRIES CORPORATION

                      STOCK PLAN FOR NON-EMPLOYEE DIRECTORS


1. DEFINITIONS

1.1 "Annual Director Fee" means the annual fee payable to an Eligible Director for service on the Board of Directors.

1.2 "Annual Committee Fee" means the annual fee(s) payable to an Eligible Director for service on various committees of the Board of Directors.

1.3 "Board of Directors" or "Board" means the Board of Directors of the Company.

1.4 "Committee" means the Compensation Committee of the Board of Directors of the Company.

1.5 "Common Stock" means the common stock, par value $0.20 per share, of the Company.

1.6 "Company" means Financial Industries Corporation, a Texas corporation, or any successor thereto.

1.7 "Election Form" means the form used by an Eligible Director to elect to receive a portion of the Annual Director Fee and the Annual Committee Fee for a Plan Year in the form of Common Stock, a copy of which is attached hereto as Attachment "A", and made a part hereof.

1.8 "Eligible Director" for each Plan Year means a member of the Board of Directors who is not an employee of the Company or any Subsidiary.

1.9 "Fair Market Value" means the closing price of a share of Common Stock reported on the National Quotation Bureau's Pink Sheet quotation service on the date Fair Market Value is being determined, provided that if there is no closing price reported on such date, the Fair Market Value of a share of Common Stock on such date shall be deemed equal to the closing price as reported by the National Quotation Bureau's Pink Sheet quotation service for the last preceding date on which sales of shares of Common Stock were reported. In the event that the shares of Common Stock are listed on The Nasdaq National Market on a date as of which Fair Market Value is being determined, the quotations on The Nasdaq National Market shall be used in lieu of those of the National Quotation Bureau's Pink sheet quotation service. Notwithstanding the foregoing, if the Committee, acting in accordance with the requirements of Nasdaq Rule 4350
(i)(1)(A)(ii), determines that the fair market value of a share of Common Stock on a date as of which Fair Market Value is being determined is greater than the value determined in accordance with the foregoing provisions of Section 1.9, the value so determined by the Committee shall be substituted for purposes of the Plan.

1.10 "Participant" for any Plan Year means an Eligible Director who participates in the Plan for that Plan Year in accordance with Section 6, hereof.

1.11  "Plan"  means  the  Financial   Industries   Corporation  Stock  Plan  for
Non-Employee Directors, as set forth herein and as amended from time to time.

1.12 "Plan Year" means (i) for the first Plan Year, the period beginning on September 30, 2005 and ending on August 31, 2006, and (ii) for periods thereafter, the twelve-month period beginning on September 1st and ending on August 31st.

1.13 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended.


2.  PURPOSE

This Plan is intended to increase the proprietary interest in the Company of Eligible Directors whose continued services are important to the success of the Company, thereby providing them with additional incentive to continue to serve as directors. The Plan provides for the issuance of shares of Common Stock to Eligible Directors who elect to receive a portion of their Annual Director Fee and Annual Committee Fee for a Plan Year in the form of Common Stock.


3.  ADMINISTRATION

The Plan will be administered by the Compensation Committee of the Board of Directors or such other committee as determined by the Board of Directors (the "Administrator"). Subject to the provisions of the Plan, the Administrator will have authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to delegate some or all of its authority under the Plan and to take all such steps and make all such determinations in connection with the Plan and the benefits granted pursuant to the Plan as it may deem necessary or advisable. Any authority granted to the Administrator may also be exercised by the Board of Directors (the "Board of Directors"). To the extent that any permitted action taken by the Board conflicts with action taken by the Administrator, the Board action will control.


4.  ELIGIBILITY

The persons who may elect to receive shares of Common Stock shall be members of the Company's Board of Directors who are Eligible Directors, as defined in
Section 1.8, hereof.


5.  STOCK

The stock subject to the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of shares of Common Stock available under the Plan shall be 100,000.


6. ELECTION TO RECEIVE COMMON STOCK

Each Eligible Director may elect to become a Participant and receive a portion of his Annual Director Fee and his Annual Committee Fee for a Plan Year in the form of Common Stock. Such election shall be made in accordance with the procedure set forth below, and shall be for an amount which is equal to fifty percent (50%) or more, in increments of five percent (5%), of the amount of the fees to which the Participant is entitled. At least two business days prior to the first day of each plan year, a Participant who elects to receive a portion of his Annual Director Fee and his Annual Committee Fee for the following Plan Year in the form of Common Stock shall notify the Secretary of the Company in writing of such election, using the Election Form. Each such election shall specify the percentage of such fees to which the election applies. If an Eligible Director is initially appointed to the Board of Directors during a Plan Year, the election described in this Section 6 may be made promptly following such appointment, and shall apply to the pro-rata portion of the Annual Director Fee and the Annual Committee Fee payable to such Eligible Director for the Plan Year in which such appointment occurs. If a Participant makes an election in accordance with the provisions of Section 6, hereof, the Company will issue shares of Common Stock to such Participant, with the number of shares being determined by dividing the amount of the cash fee otherwise payable to such Participant by the Fair Market Value of a share of Common Stock on the date such payment is due; provided, however, that fractional shares will not be issued. Accordingly, if the number of shares of Common Stock determined in accordance with the provisions of this paragraph is not a whole number, the fractional portion will be paid in cash to the Participant.


7. APPLICATION OF FUNDS The proceeds received by the Company from the issuance of shares pursuant to this Plan will be used for general corporate purposes.


8. NO RIGHT TO NOMINATION Neither the Plan nor any action taken hereunder shall be construed as giving any director any right to be nominated for reelection to the Company's Board of Directors.


9. AMENDMENT OF THE PLAN

The Board of Directors may, insofar as permitted by law, from time to time, amend or discontinue the Plan or revise or amend it in any respect whatsoever.


10. GOVERNING LAW

The validity and interpretation of the Plan and of any of its provisions shall be construed under the laws of the State of Texas, without giving effect to the choice of law provisions thereof.





                                 Attachment "A"

                                  ELECTION FORM

                        FINANCIAL INDUSTRIES CORPORATION
                      STOCK PLAN FOR NON-EMPLOYEE DIRECTORS


TO:      Financial Industries Corporation

Pursuant to the Financial Industries Corporation Stock Plan for Non-Employee Directors (the "Plan"), the undersigned hereby elects to receive ________________ percent [insert a percentage, not less than 50%, in increments of 5%] of my Annual Director Fee and Annual Committee Fee (as defined in the
Plan) for the Plan Year beginning September 30, 2005, in shares of the common stock of Financial Industries Corporation ("Common Stock").

I acknowledge and represent that:

     (a) I will acquire the shares of Common Stock for my own account for investment and not with the view toward resale or redistribution in a manner which would require registration under the Securities Act, the Texas Securities Act, as amended, or the securities laws of any other state, and I do not have any reason to anticipate any change in my respective circumstances or other particular occasion or event which would cause me to sell the shares of Common Stock issued under the Plan, and I have no present intention of reselling or otherwise disposing of the shares of Common Stock issued under the Plan either currently or after the passage of a fixed or determinable amount of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance;

     (b) the shares of Common Stock issued under the Plan will, upon such issuance, be "restricted securities" as defined under Rule 144 of the Securities Act, and that such shares of Common Stock may not be sold or offered for sale in the absence of an effective registration statement under the Securities Act and any state securities laws or pursuant to an exemption from registration; and

     (c) the shares of the Common Stock issued under the Plan will be endorsed with the following legend until such time as such shares of Common Stock have been registered under the Securities Act: THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE APPLICABLE SECURITIES UNDER THE ACT AND ANY STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION.


I authorize the Company to register the certificate(s) representing the stock as follows:

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and to deliver the certificate to me at the following address:


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I understand that I have a choice in exercising this option and, having made that choice, I hereby release Financial Industries Corporation, its officers and Board of Directors, from liability for any losses I might incur as a result of having made this choice.

Name of Non-Employee Director: ________________________________

Signature: ____________________________________________________

Date:   _______________________________________________________

Please return the completed Election Form to: Financial Industries Corporation, Office of Corporate Secretary, 6500 River Place Blvd., Austin, Texas 78730

Received by: Financial Industries Corporation:

                  By: __________________________________
                  Date: ________________________________

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